UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2009

Brown & Brown, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-13619	59-0864469
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (386) 252-9601

                    N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On August 27, 2009, Brown & Brown, Inc. (the "Company") received a letter, dated August 24, 2009, from Mr. Jan E. Smith stating that he was going to resign from the Company's board of directors (the "Board") for personal reasons.  It is currently anticipated that the Board will accept Mr. Smith's resignation.  The Board has not determined, at this point, whether it will fill Mr. Smith's seat on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown & Brown, Inc.

August 28, 2009	By:	/s/ Laurel L. Grammig
Laurel L. Grammig Vice President and Secretary